UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

SAMSARA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41140	47-3100039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 De Haro Street

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 985-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	IOT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2026, certain stockholders (the “Consenting Stockholders,” as defined below) of Samsara Inc. (the “Company”) holding at least a majority of the voting power of the Company’s outstanding shares of capital stock entitled to vote adopted resolutions by written consent in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”). In connection with the Nevada Reincorporation, the Company will file with the U.S. Securities and Exchange Commission an information statement on Schedule 14C (the “Schedule 14C”) that will be mailed to all holders of record of the Company’s voting capital stock as of the close of business on April 28, 2026. Copies of the proposed plan of conversion, Nevada articles of incorporation and Nevada bylaws will be filed as appendices to the Schedule 14C.

The Consenting Stockholders are, collectively, SB and HB, Co-Trustees of the Biswas Family Trust u/a/d 7/13/2012; spouse of Sanjit Biswas; Jordan Park Trust Company, LLC, Trustee of The Biswas Trust II u/a/d 10/14/2021; Jordan Park Trust Company, LLC, Trustee of The Biswas Trust I u/a/d 11/11/2021; Sanjit Biswas, Trustee of the Sanjit Biswas 2024 Annuity Trust u/a/d 3/22/2024; HB, Trustee of the HB 2024 Annuity Trust u/a/d 3/22/2024; HB, Trustee of the HB 2025 Annuity Trust u/a/d 3/25/2025; Sanjit Biswas, Trustee of the Sanjit Biswas 2025 Annuity Trust u/a/d 3/25/2025; Sanjit Biswas, Trustee of the Sanjit Biswas 2026 Annuity Trust u/a/d 3/31/2026; HB, Trustee of the HB 2026 Annuity Trust u/a/d 3/31/2026; John C. Bicket, Trustee of the John C. Bicket Revocable Trust u/a/d 2/15/2013; spouse of John C. Bicket; Jordan Park Trust Company, LLC, Trustee of The Bicket-Dobson Trust II u/a/d 10/8/2021; Jordan Park Trust Company, LLC, Trustee of The Bicket-Dobson Trust I u/a/d 11/10/2021; John C. Bicket and CBD, Co-Trustees of the Bicket-Dobson Revocable Trust u/a/d 12/23/2020; CBD, Trustee of the CBD 2024 Annuity Trust u/a/d 4/24/2024; John C. Bicket, Trustee of The John C. Bicket 2024 Annuity Trust u/a/d 4/24/2024; CBD, Trustee of the CBD 2025 Annuity Trust u/a/d 3/27/2025; John C. Bicket, Trustee of The John C. Bicket 2025 Annuity Trust u/a/d 3/27/2025; and John C. Bicket, Trustee of The John C. Bicket 2026 Annuity Trust u/a/d 3/31/2026. As of the close of business on April 28, 2026, the Consenting Stockholders together held 1,890,352 shares of Class A common stock and 190,739,972 shares of Class B common stock, representing approximately 76.7% of the voting power of our outstanding shares of capital stock of the Company entitled to vote.

In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, the Company plans to effectuate the Nevada Reincorporation no earlier than twenty (20) calendar days after the commencement of mailing of the Schedule 14C to all holders of record of the Company’s voting capital stock as of the close of business on April 28, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMSARA INC.

Date: May 1, 2026	By:	/s/ Adam Eltoukhy
Adam Eltoukhy
Executive Vice President, Chief Legal Officer and Corporate Secretary